The O'Higgins Fund
                                                        1375 Anthony Wayne Dr.
                                                        Wayne PA 19087

                                                        December 31, 2001


Dear Shareholder:

Your fund started 2001 at $10.44 per share. Results show that our net asset value per share decreased slightly to $10.25 ($9.82 plus the $0.42733 dividend). This represents a decrease in value of 1.3% as compared to the Dow Jones Industrial Average that has declined 7.1%. Other indices that track other markets such as NASDQ were off significantly more.

The indicators in Mr. O'Higgins theory "Beating the Dow with BondS" now reveal that the investment with the least risk and the best possible returns is short-term treasuries. Our long term zero coupon bonds were therefore sold as of December 31, 2001 and are being replaced by the early maturity treasuries.


Mr. O'Higgins continuing review of past financial markets strongly suggest that current market conditions point to caution. Any changes from the new position will be relayed to shareholders as they occur.

Financial figures for the year ended December 31, 2001 are attached.




Respectfully submitted,




Bernard B. Klawans
President
























                           THE O'HIGGINS FUND, INC.
                 SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001

                                                           Face
                                                          Amount       Value
                                                       ___________  ___________

U.S. GOVERNMENT OBLIGATIONS,    -  95.30%
 U.S. Treasury Bond Strips,  2/15/27                   $13,545,000  $ 3,115,350
                                                                    -----------
   TOTAL US GOVERNMENT OBLIGATIONS   (Cost $3,330,749)               $ 3,115,350



SHORT TERM INVESTMENT:          -   4.70%
 Vanguard Prime Money Market Fund                          153,908      153,908
                                                                    -----------
   TOTAL SHORT-TERM INVESTMENT       (Cost $  153,908)              $   153,908
                                                                    -----------


   TOTAL INVESTMENTS            - 100.00%                           $ 3,269,258
                                                                    ===========



                               THE O'HIGGINS FUND
              STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 2001


ASSETS:
  Investments in Securities at Fair Value (cost $3,484,657)         $ 3,269,258
  Cash                                                                    1,746
  Interest Receivable                                                       406
                                                                     ----------
    TOTAL ASSETS                                                      3,271,410
                                                                     ----------


LIABILITIES:
  Payable to Manager (Note 2)                                             2,520
                                                                     ----------
    NET ASSETS                                                      $ 3,268,890
                                                                    ===========


COMPOSITION OF NET ASSETS:
  Common Stock                                                      $       333
  Paid in Capital                                                     3,483,957
  Net Unrealized Depreciation of Investments                           (215,400)
                                                                    -----------
  Net Assets (Equivalent to $9.82 Per Share Based on
              332,705 Shares Outstanding)   (Note 4)                $ 3,268,890
                                                                    ===========


    The accompaning notes are an integral part of these financial statements

                               THE O'HIGGINS FUND
              STATEMENT OF OPERATIONS - YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
  Interest                                                          $   183,707
                                                                    -----------
    TOTAL INCOME                                                        183,707
                                                                    -----------

EXPENSES:
  Investment Advisory Fee (Note 2)                                       32,043
  Professional Fees                                                       4,000
  Printing & Mailing Expenses                                             1,315
  Non-interested Directors Expenses                                       1,980
  Registration Fees                                                       1,810
  Computer Expenses                                                       2,000
  Insurance                                                                 738
  Commnunication Expenses                                                   701
  Taxes                                                                     250
  Miscellaneous Expenses                                                  1,864
                                                                    -----------
    TOTAL EXPENSES                                                       47,301
                                                                    -----------

NET INVESTMENT INCOME:                                                  136,406
                                                                    -----------

REALIZED & UNREALIZED GAIN FROM INESTMENTS:
  Net Realized gain on Investment Securities                                  0
  Net (decrease) in Unrealized Appreciation on Investment Securities   (203,079)
                                                                    -----------
    NET REALIZED & UNREALIZED GAIN (LOSS) FROM INVESTMENTS             (203,079)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:               $   (66,673)
                                                                    ===========



                       STATEMENT OF CHANGES IN NET ASSETS
                      YEARS ENDED DECEMBER 31, 2001 & 2000

                                                           2001          2000
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income net                                 $  136,406    $  129,374
 Realized loss on investments                                           (79,522)
 Net change in unrealized appreciation (depreciation)    (203,079)      744,314
                                                       -----------   ----------
  NET INC (DEC) IN NET ASSETS RESULTING FROM OPERATIONS  ( 66,673)      794,166

 Distributions to shareholders from investment inc, net   (136,406)    (129,374)
 Net capital share transactions                            224,282      239,870
                                                       -----------  -----------
  NET INCREASE IN NET ASSETS                                21,203      424,922

NET ASSETS, BEGINNING OF YEAR                            3,247,687    2,822,765
                                                       -----------  -----------
NET ASSETS, END OF YEAR                                $ 3,268,890  $ 3,247,687
                                                       ===========  ===========

    The accompaning notes are an integral part of these financial statements

                              THE O'HIGGINS FUND
             NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2001


1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

Organization: The O'Higgins Fund ("the Fund") is a non-diversified open-end man-management investment company registered under the Investment Company Act of 1940 as aamended.

The following sumarizes significant accounting policies followed by the Fund,

Security Valuations: Securities are valued at the last reported sales price or, in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supe-rvision of the Company's Board of Directors in accordance with methods that have been authorized by the Board. Short term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions & Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis, Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amor-tized. Zero coupon bonds are amortized to investment income by the interest method. The amortization is included in the cost of investments in determining the net change in unrealized appreciation/depreciation on investments.

Dividends & Distributions to Shareholders: The Fund records all dividend and distributions payable to shareholders on the ex-dividend date. Permanent book and tax differences relating to shareholder distributions may result in reclass-ifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on in-vestment transactions may include temporary book and tax differences which re-verse in subsequent periods. Ant taxable income or gain remaining at fiscal year end is distributed in the following year,

Federal Income Taxes: It is the Fund's intention to qualify as a regulated in-vestment company and distribute all ofits taxable income. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to invest-ment companies and accordingly, no provision for Federal income taxes is requir-ed in ther financial statements.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.


2. MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

Under the terms of the investment management agreement, The O'Higgins Fund ("the Manager") has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average daily net assets of the Fund. The fee will be accrued daily and paid monthly. A management fee of $32,643 was paid for the year ended De-cember 31, 2001.

The Manager has entered into a contract with FTC Limited, a company wholly owned by Michael B. O'Higgins, for use of his methodology to establish and maintain the Fund's investment portfolio. The contract gives FTC Limited 50% of all man-agement fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by both parties.

Mr. Bernard B. Klawans is the sole owner, director and officer of the Manager and is President of the Fund. Mr. Klawans also received $2,000 from the Fund for a computer lease in the year ended December 31,2001.

VFMC has also entered into a contract with Mrs. Sandra K. Texter and Mrs. Ellen Klawans for support they supplied pro bono during the registration of The O'Hig-gins Fund and until the Fund passed $2,500,000 in assets. The contract gives each woman 20% of all management fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by each party involved.


3. INVESTMENT TRANSACTIONS

There were no purchase or sale transactions of investment securities in the Fund for the year ended December 31,2001. At December 31, 2001 net unrealized depre-ciation for Federal income tax purposes aggerates $215,399 of which $45,391 re-lated to unrealized appreciation of securiies and $260,790 related to unrealized depreciation of securities. The cost of investments, excluding short-term se-curities at December 31, 2001 for Federal income tax purposes was $3,330,749.


4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, there were 10,000,000 shares of $.001 par value capital stock authorized. The total par value and paid-in capital totaled $3,484,290. Transactions in capital stock were as followes for the years ended:

                                        December 31, 2001    December 31, 2000
                                         Shares    Amount     Shares    Amount
                                        ------------------   ------------------
Shares sold                              43,682  $ 453,686    46,986  $ 454,192
Shares issued in dividend reinvestment   13,504    130,589    12,031    126,322
Shares redeemed                         (35,502)  (359,993)  (85,555)  (820,384)
                                        ------------------   ------------------
Net increase (decrease)                 (21,684) $(224,282)  (26,538) $(239,870)
                                        ==================   ========= ========


5.DISTRIBUTION TO SHAREHOLDERS

On December 31, 2001 a distribution of $0.43 per share was paid to shareholders of record on this same date from net investment income.

                              THE O'HIGGINS FUND
             FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPLEMENTAL DATA

   For a share throughout each fiscal year since inception Janmuary 30, 1998



                                                                         Period
                                                                         Jan 30
                                                                           to
                                              Years Ended December 31    Dec 31
                                               2001     2000     1999     1998

Net asset value, beginning of year           $10.44   $ 8.36   $11.05   $ 9.81


Income from investment operations:
Net Investment Income                          0.40     0.43     0.43     0.32
Net security realized & unrealized gains      (0.59)    2.08    (2.69)    1.24
                                             __________________________________
Total from investment operations              (0.19)    2.51    (2.26)    1.56


Less distributions:
Dividends (from net investment income)        (0.43)   (0.43)   (0.43)   (0.32)
distributions (from capital gains)            (0.00)   (0.00)   (0.00)   (0.00)
                                             __________________________________

Net asset value end of year                  $ 9.82   $10.44   $ 8.36   $11.05
                                             ==================================


Ratios to average net assets:
Expenses                                       1.43%    1.54%    1.40%    0.00%
Net investment income                          4.14%    4.40%    4.60%    5.80%*


Suolemental data:
Net assets end of year in thousands          $ 3,269  $ 3,249  $ 2,823  $ 1,700
Total return                                 (1.85)%   29.99% (20.49)%   17.34%*
Portfolio turnover rate                        0.00%    18.2%    0.00%   10.00%




          * Annualized since the date of inception January 30, 1998


    The accompaning notes are an integral part of these financial statements